3rd Quarter 2022 Financial Results and Update on Development Programs November 8, 2022 Exhibit 99.2

This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID-19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-k for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC) on February 28, 2022. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Omaveloxolone, bardoxolone methyl, and RTA 901 are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda Opening Remarks | Warren Huff, CEO Development Update | Colin Meyer, Chief Innovation Officer Commercial Update | Dawn Bir, Chief Commercial Officer Financial & Operational Update | Manmeet Soni, President, COO & CF0 Concluding Remarks | Warren Huff, CEO

Omaveloxolone Program in FA Development Timeline

2019

4Q19
MOXIe Part 2 topline results

2020

3Q20
Announced Type C meeting outcome for MOXIe Part 2

2021

1Q21
Delayed-Start Analysis submitted to FDA

2Q21
FDA suggests Pre-NDA meeting to discuss program

3Q21
Pre-NDA meeting

4Q21
FDA granted Fast Track Designation and Rolling NDA submission/review

2022

1Q22
Rolling NDA submission initiated and completed

2Q22
NDA accepted for filing, Priority Review, and Rare Pediatric Disease Designation

3Q22
- Mid-Cycle Meeting
- New submissions
- PDUFA extension

Nov. 2022

4Q22
- Late-Cycle Meeting
- MAA submission in Europe

2023

1Q23
PDUFA date Feb. 28, 2023



FA: Friedreich's ataxia, mFARS: modified Friedreich's ataxia rating scale, NDA: New Drug Application, FDA: United States Food & Drug Administration, PDUFA: Prescription Drug User Fee Act, MAA: Marketing Authorization Application

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Late-Cycle Meeting Agenda and Discussion Meeting does not address the final regulatory decision for the NDA FDA stated they continue to review the analyses and data included in the recent NDA submissions No request for additional data or analyses  No outstanding information requests No current plans for an advisory committee meeting No issues related to risk management have been identified to date FDA stated during the meeting that post-marketing requirements and labeling review are ongoing  If approved, FDA anticipates requiring a drug-drug interaction trial, thorough QT trial, and an evaluation of pregnancy outcomes  Other post-marketing requirements and commitments may be considered depending on the findings of the review We committed to submit updated proposed label language to reflect the additional data and analyses recently submitted to the NDA FDA indicated that post-marketing requirements and label comments will be communicated early in 2023

Omaveloxolone MAA Submission in Europe EMA: European Medicines Agency Received a positive opinion from the Pediatric Committee on our Pediatric Investigation Plan Received EMA Follow-Up Protocol Assistance feedback regarding our nonclinical and CMC programs Agreed that certain nonclinical studies, including 2-year carcinogenicity study data, may be submitted after approval Completed the Pre-Submission meeting Plan to submit an MAA to the EMA for omaveloxolone this year

Update on Bardoxolone Program in Chronic Kidney Disease FALCON Phase 3 trial in patients with ADPKD is ongoing International, multi-center, randomized, double-blind, placebo-controlled Phase 3 trial of bardoxolone in patients with ADPKD Primary endpoint: eGFR change from baseline at Week 108 More than 605 patients enrolled in the trial with planned enrollment of 850 patients Kyowa Kirin, our strategic collaborator in Japan is sponsoring AYAME Randomized, double-blind, placebo-controlled, Phase 3 trial of bardoxolone in patients with diabetic CKD in Japan Primary endpoint: time to onset of ≥ 30% decline in eGFR or ESKD More than 1,000 patients enrolled Three years of data on all patients expected Kyowa Kirin expects last patient visit in 2H 2022 and topline data in 1H 2023 ADPKD: Autosomal dominant polycystic kidney disease; eGFR: Estimated glomerular filtration rate; CKD: Chronic kidney disease; ESKD: End-stage kidney disease

Omaveloxolone in Friedreich’s Ataxia

MOXIe Part 2: Pivotal Trial of Omaveloxolone in FA MOXIe Part 2, one of the largest completed global interventional studies in patients with FA, met mFARS primary endpoint (p=0.014) Improvement observed in all subsections relative to placebo Major subgroups and all analysis populations favored omaveloxolone Low amount of missing data that does not affect the trial’s conclusion Improvement in several other efficacy measures assessed as secondary endpoints All analyses conducted using Mixed Model Repeated Measures (MMRM) unless otherwise noted. 1Post-hoc analysis conducted using ANCOVA; Lynch et. al. Ann Neurol. 2021; CI: Confidence Interval

FA Pathophysiology: Frataxin Deficiency Results in Nrf2 Suppression that Impairs Mitochondrial Function Doni et al. FASEB J. 2021;35:e21362; Lodi et al. Proc Natl Acad Sci U S A 1999;96:11492-11495; Drinkard et al., Arch Phys Med Rehabil. 2010;91:1044-1050, OCR: Oxygen consumption rate, FARS: Friedreich’s ataxia rating scale Frataxin deficiency associated with suppression of Nrf2, which regulates mitochondrial energy production and directly contributes to the pathology of FA Mitochondrial and Neurological Function in FA Patients N=42 Mitochondrial Function Peak VO2 (ml/min) Worsening Neurologic Function Mitochondrial Function Suppressed in FA Patient Fibroblasts Normalized OCR (pmol/min) / 2.5x105 cells Maximal Respiration Spare Respiratory Capacity FARS

Mechanism of Action: mFARS Improvements Associated with Induction of Nrf2

Omaveloxolone restores Nrf2 activity and increases mitochondrial function in FA models and patient fibroblasts

In MOXIe Part 2, omaveloxolone treatment associated with dose-dependent increases in Nrf2 target proteins, ferritin and GGT and larger increases in Nrf2 target protein levels associated with larger improvements in mFARS

Omaveloxolone Restores Nrf2 Protein Levels



Nrf2 Protein Levels Normalized to Control
150
100
50
0
##
**
Controls (N=3)
FA (N=3)
FA + Omav (N=3)

** $P < 0.01$ vs controls
$P < 0.01$ vs untreated patients

Omaveloxolone Rescues Mitochondrial Function



Oxygen Consumption Rate (pmol/min)
20
15
10
5
0
***
***
- - + Omav
- + + Stressor
Patient fibroblasts*
816/1400 repeats

*representative of N=2 patients
*** P ≤ 0.001 vs Stressor

Association of Nrf2 Targets with mFARS in MOXIe Part 2



Mean Change from Baseline at Week 48 in Patients Treated with Omaveloxolone ± SEM
60
50
40
30
20
10
0
Ferritin (ug/L)
GGT (U/L)
Least Improved Tertile
N=12
Middle Tertile
N=11
Most Improved Tertile
N=11
Change in mFARS from Baseline to Week 48
Least Improved mFARS
Most Improved mFARS

Petrillo et al. Int J Mol Sci 2019;20:5211; Reata Study Report RTA400-R-2014

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Propensity-Matched Analysis: Use of External Natural History Control Group

Post hoc analysis comparing the mFARS progression of omaveloxolone-treated patients in MOXIe Extension propensity score-matched to untreated patients in FA-COMS, the largest natural history study of Friedreich's ataxia

- Improvement observed in multiple subgroups and all mFARS subsections relative to placebo
- All analysis populations favored omaveloxolone

mFARS progression 55% slower in MOXIe Extension patients compared to matched FA-COMS patients at Year 3

All Pooled Population



Least Square Mean Change from Baseline (± 95 CI)
8
6
4
2
0
-2
Δ = 3.61 (p=0.0001)
55% slower
FA-COMS Natural History
Omaveloxolone
Baseline
Year 1
Year 2
Year 3

	Baseline	Year 1	Year 2	Year 3
Omaveloxolone, N	136	133	102	77
FA-COMS, N	136	108	103	83
Baseline mFARS, Mean	42.3 41.0			

Placebo-to-Omaveloxolone Population



Least Square Mean Change from Baseline (± 95 CI)
10
8
6
4
2
0
-2
Δ = 4.09 (p=0.0001)
56% slower
FA-COMS Natural History
Omaveloxolone
Baseline
Year 1
Year 2
Year 3

No. of patients	Baseline	Year 1	Year 2	Year 3
Omaveloxolone	95	95	69	56
FA-COMS	95	72	71	64

FA-COMS: FA Clinical Outcome Measures natural history study, NCT03090789

12

 Commercial Update

FA Represents a Significant Commercial Opportunity


FA Patient Population-U.S.
~5,000
Est. U.S. Prevalence[1]
Future Opportunity
~4,000
Diagnosed and Linked to HCP[2]
~1,000
US Patients in FA-COMS Natural History Study[3]
U.S. Diagnosed FA Population: ~4,000

- ✓ ~4,000 diagnosed U.S. patients
- ✓ No approved FA therapies
- ✓ Engaged, connected FA patient community
- ✓ Strong patient advocacy
- ✓ HCPs treating FA have been identified

[1]NIH Friedreich Ataxia Fact Sheet (Accessed 10/2022); [2]2022 FA Claims analysis; [3]Rummey et al. July 2022, Neurology, DOI 10.1212/WNL.0000000000200913, HCP: Health care provider

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Launch preparation has accelerated with regulatory progress Commercial leadership team with > 25 years average experience Commercial hiring and organizational growth initiated Commercial department expected to be ready by PDUFA date Experienced Reata Commercial Team Actively Preparing for Launch Highlight FA disease severity and need for treatment #1 Educate FA specialists to become Omav experts #2 Effectively translate the value of Omav to patients, HCPs, and caregivers #3 Empower FA patients to proactively seek treatment #4 Create access to therapy for all eligible FA patients #5 FA Launch Priorities at Approval

HCPs Treating FA Patients Identified

At Launch, Reata's Sales Force will Focus on HCPs with Diagnosed Patients

FA HCP Treaters-U.S.

~2,500 HCP Priority Targets[1] treating the majority of FA patients



FA CCRN Centers[2]	Ataxia Centers[3]	HCP Targets
9	14	~2,500

Sales Force Planning

Reata's Neurology Sales team

REATA

Reata Commercial team of 55-60 employees including the sales force and payer team



- Highly-specialized, neurology-focused rare disease sales team
- Team will be deployed following approval with focus on FA treating HCPs
- Field sales efforts will focus on HCPs currently treating diagnosed FA patients
- Target customers will also include key FA treatment centers
- Will educate on urgency of treatment, pivotal data, and approved therapy

[1]2022 FA Claims analysis; [2]https://curefa.org/network; [3]https://www.ataxia.org/neurologists-and-specialty-clinics/

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Patient Access Services and HCP Support Commercial Copay Support Uninsured Services Therapy Adherence Insurance & Access Resource Referrals New Patient Start The Reata REACH Program: Single Point of Contact for Physicians & Patients Patient intake and new patient starts Commercial copay assistance Exclusive specialty pharmacy model Contact center services supported by Patient Access Liaison Team Tailored adherence service programs Patient out-of-pocket cost should not prevent access to treatment

 Financial & Operational Update

Financial Summary 1Excludes stock-based compensation expenses; 2Excludes various adjustments, including stock-based compensation expenses, non-cash interest expense from liability related to sale of future royalties; see the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: Generally Accepted Accounting Principles; M: Million Updated Cash Guidance: Based on our operational plans, we reaffirm our cash guidance runway through the end of 2024 Omaveloxolone Intellectual Property: Composition of Matter patent (US 8,993,640) claims omaveloxolone and could be extended as late as 2037, if approved in Feb. 2023 Composition of Matter patents granted in U.S., Europe, Japan, China, Eurasia, and more than 20 other territories Key Items September 30, 2022 Cash and marketable securities $435.9M Total shares 36,618,605 31,705,257 class A shares outstanding 4,913,348 class B shares outstanding No outstanding debt as of September 30, 2022

Reconciliation of GAAP to Non-GAAP Financial Measures

Concluding Remarks

Reata at a Glance NDA for omaveloxolone in FA under review with PDUFA Feb. 28, 2023 Plan to submit MAA for omaveloxolone this year Plan to pursue development of omaveloxolone in additional neurological diseases FALCON Phase 3 trial in ADPKD ongoing with more than 605 patients enrolled AYAME topline data expected first half of 2023 Strong cash position Worldwide commercial rights to all pipeline assets1 Robust IP protection for omaveloxolone, RTA 901, and bardoxolone Neurology Pipeline CKD Pipeline Global Opportunity 1Ex-Asia for bardoxolone IP: Intellectual Property

Thank you